Accounts Receivable, Net	12 Months Ended
Dec. 31, 2019
Receivables [Abstract]
Accounts Receivable, Net
4. ACCOUNTS RECEIVABLE, NET
Accounts receivable, net represent amounts billed and due from customers. Substantially all accounts receivable at December 31, 2019 are expected to be collected in 2020. The company does not believe it has significant exposure to credit risk as the majority of our accounts receivable are due from the U.S. government either as the ultimate customer or in connection with foreign military sales.
Accounts receivable consisted of the following:

	December 31
$ in millions	2019	2018
Due from U.S. government (1)	$1,030	$1,164
Due from international and other customers	329	318
Accounts receivable, gross	1,359	1,482
Allowance for doubtful accounts	(33)	(34)
Accounts receivable, net	$1,326	$1,448

(1)
Includes receivables due from the U.S. government associated with foreign military sales (FMS). For FMS, we contract with and are paid by the U.S. government.